UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41781	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Nicollet Mall
Suite 640
Minneapolis, MN 55402
(Address of principal executive offices, including zip code)

+1 (651) 240 6001
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	SEZL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws

As described in Item 5.07 below, the 2024 annual meeting of stockholders (the “Annual Meeting”) of Sezzle Inc. (the “Company”) was held on November 19, 2024. The stockholders of the Company voted, among other things, to approve the Company’s Fifth Restated Certificate of Incorporation (the “Restated Certificate”). The changes approved by the Company’s stockholders were as follows:

•First, the Restated Certificate amends Article IX, Section 1 to remove the prohibition on the ability of stockholders of the Company to take action by written consent, and will now permit our stockholders to take action by written consent where we have obtained the written consent of not less than the minimum number of votes that would be necessary to authorize the action at a meeting where all shares entitled to vote are present and voted, as permitted by Section 228(a) of the Delaware General Corporation Law (the “DGCL”).
•Second, the Restated Certificate no longer includes 300 million authorized shares of “common prime stock.” The prior certificate of incorporation authorized the issuance of this common prime stock as part of the Company’s initial public offering in Australia and listing on The Australian Securities Exchange (the “ASX”) in 2019, and Articles IV(B) and V set forth the terms in which the common prime stock would be issued. In 2023, the Company completed its delisting from the ASX and there is no longer any need for any authorized shares of common prime stock. Accordingly, the Restated Certificate revises Article IV, IV(B) and V to remove the provisions governing common prime stock.

The foregoing descriptions of the Restated Certificate do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Certificate, which are attached to this report as Exhibit 3.1 and are incorporated herein by reference.
The Amendments became effective upon the filing and acceptance of the Restated Certificate with the Secretary of State of the State of Delaware on November 20, 2024.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on November 19, 2024. The items considered at the Annual Meeting are described as Proposals 1 through 3 in the Company’s Amended Definitive Proxy Statement filed with the Securities and Exchange Commission on October 7, 2024 (the “Proxy Statement”). The final voting results for each of the proposals submitted to a vote of the shareholders are set forth below.

Proposal One: Election of Directors

	FOR	WITHHELD	NON VOTES
Kyle Brehm	3,538,449	2,512	1,016,176
Stephen East	3,529,349	11,612	1,016,176
Paul Paradis	3,487,850	53,111	1,016,176
Karen Webster	3,538,196	2,765	1,016,176
Charles Youakim	3,533,818	7,143	1,016,176

Proposal Two: Ratification of Independent Accounting Firm Selection

FOR	AGAINST	ABSTAIN
4,554,030	1,417	1,690

Proposal Three: Adoption of Fifth Restated Certificate of Incorporation

FOR	AGAINST	ABSTAIN	NON VOTES
3,008,381	530,565	2,015	1,016,176

No other matters were brought before the Annual Meeting and no other votes were held.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Fifth Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: November 21, 2024	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer